UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 11, 2015

The Providence Service Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34221	86-0845127
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

64 East Broadway Blvd., Tucson, Arizona		85701
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (520) 747-6600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On May 11, 2015, we issued a press release containing certain financial information for the quarter ended March 31, 2015. As noted in the press release, we have provided non-GAAP financial measures (earnings before interest, taxes, depreciation and amortization (EBITDA), adjusted EBITDA, adjusted net income and adjusted diluted earnings per share), the reasons we have provided such measures and a reconciliation of the non-GAAP measures to the most directly comparable GAAP measure. Readers should consider the non-GAAP measures in addition to, and not as a substitute for, the measure of financial performance prepared in accordance with GAAP. In this regard, GAAP refers to accounting principles generally accepted in the United States. A copy of the press release is being furnished hereto as Exhibit 99.1 and is incorporated herein by reference.

On our earnings call scheduled for May 12, 2015, we intend to provide certain pro forma financial measures assuming our acquisitions of both Ingeus Limited (“Ingeus”) and CCHN Group Holdings, Inc., the parent company of Community Care Health Network, Inc. (d/b/a Matrix Medical Network) (“Matrix”) occurred on January 1, 2014. The table below presents our revenue and a reconciliation of net income to adjusted EBITDA for the twelve months ended March 31, 2015, assuming that we had acquired Ingeus and Matrix on January 1, 2014:

(in thousands)
Pro forma twelve months ended
March 31, 2015

Service revenue	$1,877,028

Net income	$31,844

Interest expense, net	31,703
Provision for income taxes	17,867
Depreciation and amortization	61,524

EBITDA	142,938

Acquisition costs	100
Integration and restructuring charges	2,771
Ingeus acquisition related equity compensation	5,959
Loss on foreign currency translation	216
Contingent consideration adjustments	(16,314)
Asset impairment charges	6,915

Adjusted EBITDA	$142,585

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 11, 2015, we also announced that Chief Executive Officer Warren Rustand has informed our board of directors that he will be stepping down from his role as Chief Executive Officer and board member, effective as of June 1, 2015.  Our chairman, Chris Shackelton, will assume the role of Chief Executive Officer on an interim basis until a replacement is named, also effective June 1, 2015. Mr. Rustand has agreed to remain with the Company as a Senior Advisor for the remainder of 2015. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Company’s Press Release dated May 11, 2015.

99.2	Company’s Press Release dated May 11, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PROVIDENCE SERVICE CORPORATION

Date: May 11, 2015	By:	/s/ James Lindstrom
	Name:	James Lindstrom
	Title:	Chief Financial Officer